EXHIBIT 32.1
CERTIFICATION
In connection with the Annual Report on Form 10-K of Texas Capital Bancshares, Inc. (the “Company”) for the period ending March 31, 2019 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, C. Keith Cargill, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ C. Keith Cargill
C. Keith Cargill
Chief Executive Officer
Date: April 18, 2019